Exhibit 4.10

EXECUTION VERSION

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of December 21, 2012 (as amended, restated, supplemented or modified from time to time, the “Agreement”), is entered into by and among EACH OF THE PERSONS LISTED ON THE SIGNATURE PAGES HERETO AS A GRANTOR AND EACH OF THE OTHER PERSONS WHICH BECOME GRANTORS HEREUNDER FROM TIME TO TIME (each a “Grantor” and collectively, the “Grantors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Collateral Agent for itself and the other Holders under the Indenture described below (together with its successors and assigns in such capacity, the “Collateral Agent”);

WITNESSETH THAT:

WHEREAS, the Grantors are (or will be with respect to after-acquired property) the legal and beneficial owner and the holder of the Collateral (as defined in Section 1 hereof);

WHEREAS, Armstrong Energy, Inc. (the “Issuer”), the other Grantors party from time to time thereto (the “Guarantors”), Wells Fargo Bank, National Association, as the trustee (together with its successors and assigns in such capacity, the “Trustee”) and Wells Fargo Bank, National Association as the Collateral Agent are parties to that certain Indenture, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”), pursuant to which the Issuer has issued $200,000,000 of its 11.75% senior secured notes due 2019 (the “Initial Notes”) and may issue additional notes from time to time in accordance with the Indenture (the “Additional Notes” and, together with the Initial Notes, the “Notes”);

WHEREAS, it is a condition precedent to the agreement of the Trustee and the Collateral Agent to enter into the Indenture and the Holders (the Collateral Agent, the Trustee and such Holders are referred to herein collectively as the “Secured Parties”) to acquire the Notes that the Grantors secure the Obligations to the Trustee and the Secured Parties as more fully described herein in the manner set forth herein. Pursuant to the Indenture, the Issuer and the Guarantors, and the Holders of the Notes by their acquisition of such Notes, have authorized and directed the Collateral Agent to execute, deliver and perform this Agreement in accordance with its terms.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Defined Terms.

(a) Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Indenture. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as enacted in New York as amended from time to time (the “Code”).

(b) “Collateral” means all of each Grantor’s right, title and interest in, to and under the following described property of such Grantor (each capitalized term used in this Section 1(b) shall have in this Agreement the meaning given to it by the Code):

(i) all now existing and hereafter acquired or arising Accounts, Goods, Health Care Insurance Receivables, General Intangibles, Payment Intangibles, Deposit Accounts, Chattel Paper (including, without limitation, Electronic Chattel Paper), Documents, Instruments, Software, Investment Property, Letters of Credit, Letter of Credit Rights, advices of credit, money, Commercial Tort Claims as listed on Schedule B hereto (as such Schedule is amended or supplemented from time to time), Equipment, As-Extracted Collateral (including As-Extracted Collateral from the Grantor’s present and future operations regardless of whether such interests are presently owned or hereafter acquired by the Grantor), Inventory, Fixtures, and Supporting Obligations, together with all products of and Accessions to any of the foregoing and all Proceeds of any of the foregoing (including, without limitation, all insurance policies and proceeds thereof);

(ii) to the extent, if any, not included in clause (i) above, the Grantor’s present and future contracts, agreements, arrangements, or understandings (A) for the sale, supply, transportation, provision or disposition of any coal or other minerals by the Grantor, or any one or more of its agents, representatives, successors, or assigns, to any purchaser or acquirer thereof, and all products, replacements, and proceeds thereof (including without limitation all coal sales contracts) and (B) relating to the mining, drilling or recovery of any mineral reserves for the benefit of or on behalf of the Grantor or any of its agents, representatives, successors, or assigns (including without limitation all contract mining, drilling or recovery agreements and arrangements), and all products and Proceeds thereof and payments thereunder, together with all products and Proceeds (including all insurance proceeds) of and any Accessions to any of the foregoing;

(iii) to the extent, if any, not included in clauses (i) and (ii) above, all coal and other minerals severed or extracted from the ground (specifically including all As-Extracted Collateral of the Grantor and all severed or extracted coal purchased, acquired or obtained from other parties), and all Accounts, General Intangibles and products and Proceeds thereof or related thereto, regardless of whether any such coal or other minerals are in raw form or processed for sale and regardless whether or not the Grantor had an interest in the coal or other minerals before extraction or severance;

(iv) to the extent, if any, not included in clause (i) above, each and every other item of personal property and fixtures, whether now existing or hereafter arising or acquired, including, without limitation, all licenses, contracts and agreements, and all collateral for the payment or performance of any contract or agreement, together with all products and Proceeds (including all insurance policies and proceeds) of any Accessions to any of the foregoing; and

(v) all present and future business records and information, including computer tapes and other storage media containing the same and computer programs and software (including, without limitation, source code, object code and related manuals and documentation and all licenses to use such software) for accessing and manipulating such information; provided that the “Collateral” shall not include any Excluded Assets, as that term is defined in the Indenture.

(c) “Receivables” means all of the Collateral, except Equipment, Inventory and Fixtures.

(d) “Secured Obligations” shall mean and include the following: (i) all Indenture Obligations now existing or hereafter incurred (and including obligations, liabilities, and indebtedness arising or accruing after the commencement of any bankruptcy, insolvency, reorganization, or similar proceeding with respect to the Issuer or any Guarantor or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation, liability or indebtedness is not enforceable or allowable in such proceeding, and including all obligations, liabilities and indebtedness arising in connection with the Senior Secured Note Documents from time to time, regardless whether any such extensions of credit are in excess of the amount contemplated by the Senior Secured Note Documents or are made in circumstances in which any condition to extension of credit is not satisfied); and (ii) any sums which may otherwise become due pursuant to the provisions of the Senior Secured Note Documents or pursuant to any other document or instrument at any time delivered to the Collateral Agent in connection therewith, including any fees, charges and indemnification obligations under any such document or instrument, together with all interest payable on any of the foregoing, whether such sums are advanced or otherwise become due before or after the entry of any judgment for foreclosure or any judgment on any Senior Secured Note Document or with respect to any default under any of the Secured Obligations.

2. As security for the due and punctual payment and performance of the Secured Obligations in full:

(a) Each Grantor hereby agrees that each of the Secured Parties shall have, and each Grantor hereby grants to and creates in favor of the Collateral Agent, for the benefit of itself and the other Secured Parties, a continuing prior lien on and security interest under the Code in and to the Collateral subject only to Permitted Liens. Without limiting the generality of Section 4 below, each Grantor further agrees that with respect to each item of the Collateral as to which (i) the creation of a valid and enforceable security interest is not governed exclusively by the Code, or (ii) the perfection of a valid and enforceable first priority security interest therein under the Code cannot be accomplished either by the Collateral Agent taking possession thereof or by the filing in appropriate locations of appropriate Code financing statements executed by such Grantor, such Grantor will at its expense execute and file such documents, agreements, notices, assignments and instruments and take such further actions as may be required from time to time for the purpose of creating a valid and perfected first priority Lien on such item, subject only to Permitted Liens, enforceable against such Grantor and all third parties to secure the Secured Obligations.

3. Each Grantor represents and warrants to the Collateral Agent and the Holders that (a) the Grantors have good and marketable title to the Collateral, except where the failure to do so would not have a material adverse effect on the Grantors, (b) except for the security interest granted to and created in favor of the Collateral Agent for the benefit of itself and the other Secured Parties hereunder and Permitted Liens, all the Collateral is free and clear of any Lien,

(c) the Grantors will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein, (d) the exact legal name of each Grantor is as set forth on the signature page hereto, (e) the state of incorporation, formation or organization as applicable, of each Grantor is as set forth on Schedule A hereto, and (f) the address (including county and state) of each mining operation of such Grantor is set forth on Schedule A hereto. Each Grantor also represents and warrants that it has provided the Collateral Agent with a real estate description sufficient to enable the Collateral Agent to record a financing statement in the county records sufficient to perfect a security interest in all As-Extracted Collateral arising from such Grantor’s mining activities. Further, such Grantor represents and warrants that (i) this Agreement creates a valid security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity and (ii) the security interests granted hereunder in favor of the Collateral Agent, for the benefit of the Secured Parties, will constitute a prior security interest (subject only to Permitted Liens) as to the Collateral and will be perfected, to the extent such liens and security interests can be perfected under the Code by filing financing statements, (A) with respect to the Collateral (other than As-Extracted Collateral) of such Grantor, upon the proper filing of the financing statements in the jurisdiction of the state of formation of such Grantor as indicated on Schedule A hereto, and (B) with respect to the As-Extracted Collateral of such Grantor, upon the proper filing of the financing statements in the county’s real estate records in the county identified on Schedule A hereto as the location of “Locations of Real Property” with respect to such Grantor.

4. Each Grantor (i) will faithfully preserve and protect the Collateral Agent’s security interest in the Collateral as a prior perfected security interest under the Code, superior and prior to the rights of all third Persons, except for holders of Permitted Liens and (ii) will do all such other acts and things and will execute, deliver, file and record, and each Grantor hereby authorizes the Collateral Agent to so file, all such other documents and instruments, including, without limitation, financing statements, security agreements, assignments and documents and powers of attorney with respect to the Collateral, and pay all filing fees and taxes related thereto, as may be necessary or advisable from time to time in order to attach, continue, preserve, perfect, and protect said security interest (including the filing at any time or times after the date hereof of financing statements under, and in the locations advisable pursuant to, the Code); and, upon the occurrence of an Event of Default that has not been cured or waived, each Grantor hereby irrevocably appoints the Collateral Agent, its officers, employees and agents, or any of them, as attorneys in fact for each Grantor to execute, deliver, file and record such items for such Grantor and in the Grantor’s name, place and stead to preserve, continue, perfect and protect said security interest. This power of attorney, being coupled with an interest, shall be irrevocable for the life of this Agreement.

5. Except as each Grantor may be permitted under the Indenture, each Grantor covenants and agrees that:

(a) it will defend the Collateral Agent’s and the Holders’ right, title and lien on and security interest in and to the Collateral and the Proceeds thereof against the claims and demands of all Persons whomsoever, other than any Person claiming a right in the Collateral pursuant to an agreement between such Person and the Collateral Agent, or pursuant to a Permitted Lien;

(b) it will not suffer or permit to exist on any Collateral any Lien except for Permitted Liens;

(c) [Reserved]

(d) it will not sell, assign or otherwise dispose of any portion of the Collateral except as permitted by the Indenture;

(e) it will (i) except for such Collateral delivered to the Collateral Agent pursuant to this Section or otherwise now or hereafter under the control of the Collateral Agent, obtain and maintain sole and exclusive possession of the Collateral, except Collateral in transit or that is temporarily stored or located off-site in the ordinary course of business, (ii) maintain its chief executive office and keep the Collateral and all records pertaining thereto at the locations specified on the Security Interest Data Summary attached as Schedule A hereto, unless it shall have given the Collateral Agent prior notice and taken any action necessary to maintain its security interest therein, (iii) notify the Collateral Agent if an Account becomes evidenced or secured by an Instrument or Chattel Paper with a principal amount in excess of $100,000 and deliver to the Collateral Agent all Collateral consisting of Instruments and Chattel Paper immediately upon the Grantor’s receipt of a request therefor, (iv) deliver to the Collateral Agent possession of all Collateral the possession of which is required to perfect the Collateral Agent’s Lien thereon or security interest therein or the possession of which grants priority over a Person filing a financing statement with respect thereto, (v) execute control agreements and cause other Persons to execute acknowledgments evidencing the Collateral Agent’s control with respect to all Collateral the control or acknowledgment of which perfects the Collateral Agent’s security interest therein, including Letters of Credit, Letter of Credit Rights, Electronic Chattel Paper, Deposit Accounts and Investment Property, and (vi) keep materially accurate and complete books and records concerning the Collateral;

(f) it will promptly furnish to the Collateral Agent such information and documents relating to the Collateral as the Collateral Agent may reasonably request, including, without limitation, all invoices, Documents, contracts, Chattel Paper, Instruments and other writings pertaining to such Grantor’s contracts or the performance thereof, all of the foregoing to be certified by an authorized officer of such Grantor;

(g) it will not change its state of incorporation, formation or organization, as applicable without providing thirty (30) days prior written notice to the Collateral Agent and complying with Section 4.22 of the Indenture;

(h) it will not change its name without providing thirty (30) days prior written notice to the Collateral Agent and complying with Section 4.22 of the Indenture;

(i) it shall, except as permitted by the Indenture, preserve its current existence as a corporation, partnership or a limited liability company, as applicable, and shall not (i) in one, or a series of related transactions, merge into or consolidate with any other entity, the survivor of which is not a Grantor, or (ii) sell all or substantially all of its assets;

(j) if such Grantor shall at any time acquire a commercial tort claim with a value in excess of $250,000, as defined in the Code, the Grantor shall immediately notify the Collateral Agent in a writing signed by such Grantor of the details thereof and grant to the Collateral Agent for the benefit of itself and the Holders in such writing a security interest therein and in the Proceeds thereof, which such writing shall constitute a supplement to Schedule B hereto;

(k) [Reserved]; and

(l) it shall at any time and from time to time take such steps as are necessary to ensure the continued perfection of the Collateral Agent’s and the Holders’ security interest in the Collateral with the same priority required hereby and the preservation of its rights therein.

6. Each Grantor assumes full responsibility for taking any and all necessary steps to preserve the Collateral Agent’s and the Holders’ rights with respect to the Collateral against all Persons other than anyone asserting rights in respect of a Permitted Lien.

7. (a) In acting under or by virtue of this Agreement, the Collateral Agent shall be entitled to all the rights, authority, privileges and immunities provided to the Trustee or the Collateral Agent in the Indenture, all of which provisions of said Indenture are incorporated by reference herein with the same force and effect as if set forth herein in their entirety except any reference to negligence when used with reference to the Trustee shall be deemed to be a reference to gross negligence when used in reference to the Collateral Agent. The Collateral Agent hereby disclaims any representation or warranty to the other Secured Parties concerning the perfection of the liens and security interests granted hereunder or in the value of any of the Collateral.

(b) The Collateral Agent shall have no duty to act, consent or request any action of the Grantors or any other Person in connection with this Agreement (including all schedules and exhibits attached hereto) unless the Collateral Agent shall have received written direction from the Trustee.

(c) The Collateral Agent shall apply the net proceeds of any action taken by it, after deducting all reasonable fees, costs and expenses of every kind incurred in connection with or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in the order set forth in the Indenture, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Collateral Agent account for the surplus, if any, to any Grantor.

8. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither any Secured Party nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the

Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct nor shall it be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, except for their own gross negligence or willful misconduct.

9. Notwithstanding anything to the contrary herein, the following provisions shall govern the Collateral Agent’s rights, powers, obligations and duties under this Agreement:

(a) Notwithstanding any provision to the contrary elsewhere in this Agreement or any other Senior Secured Note Documents, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth in this Agreement or such other Senior Secured Note Documents, and no implied covenants, functions or responsibilities shall be read into this Agreement or otherwise exist against Collateral Agent.

(b) Notwithstanding anything herein to the contrary, in no event shall the Collateral Agent have any obligation to inquire or investigate as to the correctness, veracity, or content of any instruction received from any other Senior Secured Note Documents. In no event shall the Collateral Agent have any liability in respect of any such instruction received by it and relied on with respect to any action or omission taken pursuant thereto.

(c) With respect to the Collateral Agent’s duties under this Agreement or any of the Senior Secured Note Documents, the Collateral Agent may act through its attorneys, accountants, experts and such other professionals as the Collateral Agent deems necessary, advisable or appropriate and shall not be responsible for the misconduct or negligence of any attorney, accountant, expert or other such professional appointed with due care.

(d) Neither the Collateral Agent nor any of its experts, officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it under or in connection with this Agreement or any of the Senior Secured Note Documents (except for its gross negligence or willful misconduct), or (ii) responsible in any manner for any recitals, statements, representations or warranties (other than its own recitals, statements, representations or warranties) made in this Agreement or any of the other Senior Secured Note Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any of the Senior Secured Note Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the Senior Secured Note Documents or for any failure of the Grantors or any other Person to perform their obligations hereunder and thereunder. The Collateral Agent shall not be under any obligation to any Person to ascertain or to inquire as to (i) the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Senior Secured Note Documents or to inspect the properties, books or records of the Grantors, (ii) whether or not any representation or warranty made by any Person in connection with this Agreement or any Senior Secured Note Documents is true, (iii) the performance by any Person of its obligations under this Agreement or any of the Senior Secured Note Documents or (iv) the breach of or default by any Person of its obligations under this Agreement or any of the Senior Secured Note Documents.

(e) The Collateral Agent shall not be bound to (i) account to any Person for any sum or the profit element of any sum received for its own account; (ii) disclose to any other Person any information relating to the Person if such disclosure would, or might, constitute a breach of any law or regulation or be otherwise actionable at the suit of any Person; (iii) be under any fiduciary duties or obligations other than those for which express provision is made in this Agreement or in any of the other Senior Secured Note Documents to which it is a party; or (iv) be required to take any action that it believes, based on advice of counsel, is in conflict with any applicable law, this Agreement or any of the other Senior Secured Note Documents, or any order of any court or administrative agency;

(f) [Reserved]

(g) [Reserved]

(h) The Collateral Agent may resign as Collateral Agent at any time upon written notice to the Holders, Trustee and the Grantors and may be removed at any time with or without cause by the Secured Parties, with any such resignation or removal to become effective only upon the appointment of a successor Collateral Agent under this Section. If the Collateral Agent shall provide notice of its resignation or be removed as Collateral Agent, then the Secured Parties shall (and if no such successor shall have been appointed within 45 days of the Collateral Agent’s resignation or removal, the Collateral Agent may) appoint a successor Collateral Agent which successor agent shall, in the case of any appointment by the Collateral Agent, be reasonably acceptable to the Secured Parties, and the former Collateral Agent’s rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent (except that the resigning Collateral Agent shall deliver all Collateral then in its possession to the successor Collateral Agent and shall execute and deliver to the successor Collateral Agent such instruments of assignment and transfer and other similar documents as such successor Collateral Agent shall deem necessary or advisable (at the joint and several expense of the Grantors. After any retiring Collateral Agent’s resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a second Collateral Agent. In the event that a successor Collateral Agent is not appointed within the time period specified in this Section following the provision of a notice of resignation or removal of the Collateral Agent, the Collateral Agent or any other Holder may petition a court of competent jurisdiction for the appointment of a successor Collateral Agent (at the joint and several expense of the Grantors).

10. The pledge, security interests and other Liens and the Obligation of each Grantor hereunder shall not be discharged until payment in full of the Secured Obligations, or as otherwise occurring upon the sale of inventory in the ordinary course of business. The security interests, and other Liens and the Obligations of each Grantor hereunder shall not be discharged or impaired or otherwise diminished by any failure, default, omission, or delay, willful or otherwise, by Collateral Agent, or any other obligor on any of the Secured Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Grantor or which would otherwise operate as a discharge of the Grantor as a matter of law or equity. Without limiting the generality of the foregoing, each Grantor hereby consents to, and the security interests, and other Liens given by such Grantor hereunder shall not be diminished, terminated, or otherwise similarly affected by any of the following at any time and from time to time:

(a) Any lack of genuineness, legality, validity, enforceability, or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Senior Secured Note Document or any of the Secured Obligations and regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of the Secured Obligations, any of the terms of the Senior Secured Note Documents, or any rights of the Collateral Agent or any other Person with respect thereto;

(b) Any increase, decrease, or change in the amount, nature, type or purpose of any of the Secured Obligations (whether or not contemplated by the Senior Secured Note Documents as presently constituted); any change in the time, manner, method, or place of payment or performance of, or in any other term of, any of the Secured Obligations; any execution or delivery of any additional Senior Secured Note Documents; or any amendment, modification or supplement to, or refinancing or refunding of, any Senior Secured Note Document or any of the Secured Obligations;

(c) Any failure to assert any breach of or default under any Senior Secured Note Document or any of the Secured Obligations; any other exercise or non-exercise, or any other failure, omission, breach, default, delay, or wrongful action in connection with any exercise or non-exercise, of any right or remedy against any Grantor or any other Person under or in connection with any Senior Secured Note Document or any of the Secured Obligations; any refusal of payment or performance of any of the Secured Obligations, whether or not with any reservation of rights against any Grantor; or any application of collections (including collections resulting from realization upon any direct or indirect security for the Secured Obligations) to other Obligations, if any, not entitled to the benefits of this Agreement, in preference to Secured Obligations or, if any collections are applied to Secured Obligations, any application to particular Secured Obligations;

(d) Any taking, exchange, amendment, modification, supplement, termination, subordination, release, loss, or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or any failure, omission, breach, default, delay, or wrongful action by the Collateral Agent or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by Collateral Agent or any other Person in respect of, any direct or indirect security for any of the Secured Obligations (including the Collateral). As used in this Agreement, “direct or indirect security” for the Secured Obligations, and similar phrases, includes any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement, or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Secured Obligations, made by or on behalf of any Person;

(e) Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation, or forfeiture, or other change in, restructuring or termination of the existing structure or existence of, any Grantor or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Grantor or any other Person; or any action taken or election (including any election under Section 1111(b)(2) of the United States Bankruptcy Code or any comparable law of any jurisdiction) made by Collateral Agent or the Grantor or by any other Person in connection with any such proceeding;

(f) Any defense, setoff, or counterclaim which may at any time be available to or be asserted by any Grantor or any other Person with respect to any Senior Secured Note Document or any of the Secured Obligations; or any discharge by operation of law or release of any Grantor or any other Person from the performance or observance of any Senior Secured Note Document or any of the Secured Obligations; or

(g) Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of a guarantor or a surety, including each Grantor, excepting only full, strict, and indefeasible payment and performance of the Secured Obligations in full.

11. Each Grantor hereby waives any and all defenses which such Grantor may now or hereafter have based on principles of suretyship, impairment of collateral, or the like and each Grantor hereby waives any defense to or limitation on its Obligations under this Agreement arising out of or based on any event or circumstance referred to in the immediately preceding section hereof. Without limiting the generality of the foregoing and to the fullest extent permitted by applicable law, each Grantor hereby further waives each of the following:

(a) All notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against such Grantor, including the following: any notice of any event or circumstance described in the immediately preceding section hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Senior Secured Note Document or any of the Secured Obligations; any notice of the incurrence of any Secured Obligations; any notice of any default or any failure on the part of the Grantors or any other Person to comply with any Senior Secured Note Document or any of the Secured Obligations or any requirement pertaining to any direct or indirect security for any of the Secured Obligations; and any notice or other information pertaining to the business, operations, condition (financial or otherwise), or prospects of the Grantors or any other Person;

(b) Any right to any marshalling of assets, to the filing of any claim against such Grantor or any other Person in the event of any bankruptcy, insolvency, reorganization, or similar proceeding, or to the exercise against such Grantor or any other Person of any other right or remedy under or in connection with any Senior Secured Note Document or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any requirement of promptness or diligence on the part of the Collateral Agent or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Senior Secured Note Document or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement or any other Senior Secured Note Document, and any requirement that such Grantor receive notice of any such acceptance; and

(c) Any defense or other right arising by reason of any Law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including anti-deficiency laws, “one action” laws or the like), or by reason of any election of remedies or other action or inaction by the Collateral Agent (including commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of the Collateral for any of the Secured Obligations), which results in denial or impairment of the right of the Collateral Agent to seek a deficiency against such Grantor or any other Person or which otherwise discharges or impairs any of the Secured Obligations.

12. [Reserved]

13. If any Event of Default under the Indenture has occurred and is continuing:

(a) The Collateral Agent shall have and may exercise all the rights and remedies available to a secured party under the Code in effect at the time, and such other rights and remedies as may be provided at Law and as set forth below, including, without limitation, to take over and collect all of any Grantor’s Receivables and all other Collateral, and to this end each Grantors hereby appoints the Collateral Agent, its officers, employees and agents, as its irrevocable, true and lawful attorneys-in-fact with all necessary power and authority to (i) take possession immediately, with or without notice, demand, or legal process, of any of or all of the Collateral wherever found, and for such purposes, enter upon any premises upon which the Collateral may be found and remove the Collateral therefrom, (ii) require any Grantor to assemble the Collateral and deliver it to the Collateral Agent or to any place designated by the Collateral Agent at the Grantors’ expense, (iii) receive, open and dispose of all mail addressed to any Grantor and notify postal authorities to change the address for delivery thereof to such address as the Collateral Agent may designate, (iv) demand payment of the Receivables, (v) enforce payment of the Receivables by legal proceedings or otherwise, (vi) exercise all of any Grantor’s rights and remedies with respect to the collection of the Receivables, (vii) settle, adjust, compromise, extend or renew the Receivables, (viii) settle, adjust or compromise any legal proceedings brought to collect the Receivables, (ix) to the extent permitted by applicable Law, sell or assign the Receivables upon such terms, for such amounts and at such time or times as the Collateral Agent deems advisable, (x) discharge and release the Receivables, (xi) take control, in any manner, of any item of payment or Proceeds from any account Grantor, (xii) prepare, file and sign any Grantor’s name on any proof of claim in Relief Proceeding or similar document against any account Grantor, (xiii) prepare, file and sign any Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xiv) do all acts and things necessary, in the Collateral Agent’s sole discretion, to fulfill each Grantor’s obligations to the Collateral Agent or the Holders under the Indenture, Senior Secured Note Documents or otherwise, (xv) endorse the name of any Grantor upon any check, Chattel Paper, Document, Instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Receivables or Inventory, (xvi) use any Grantor’s stationery and sign such Grantor’s name to verifications of the Receivables and notices thereof to account Grantors, (xvii) access and use the information recorded on or contained in any data processing equipment or computer hardware or software relating to the Receivables, Inventory, or other Collateral or proceeds thereof to which any Grantor has access, (xviii) demand, sue for, collect, compromise and give acquittances for any and all Collateral, (xix) prosecute, defend or compromise any action, claim or proceeding with respect to any of the Collateral, and (xx) take such other action as the Collateral Agent may deem appropriate, including extending or modifying the terms of payment of any Grantor’s debtors. This power of attorney, being coupled with an interest, shall be irrevocable for the life of this Agreement. To the extent permitted by Law, each Grantor hereby waives all claims of damages due to or arising from or connected with any of the rights or remedies exercised by the Collateral Agent pursuant to this Agreement, except claims for physical damage to the Collateral arising from gross negligence or willful misconduct by the Collateral Agent.

(b) The Collateral Agent shall have the right to lease, sell or otherwise dispose of all or any of the Collateral at public or private sale or sales for cash, credit or any combination thereof, with such notice as may be required by Law (it being agreed by the Grantors that, in the absence of any contrary requirement of Law, ten (10) days’ prior notice of a public or private sale of Collateral shall be deemed reasonable notice), in lots or in bulk, for cash or on credit, all as the Collateral Agent, in its sole discretion, may deem advisable. Such sales may be adjourned from time to time with or without notice. The Collateral Agent shall have the right to conduct such sales on any Grantor’s premises or elsewhere and shall have the right to use any Grantor’s premises without charge for such sales for such time or times as the Collateral Agent may see fit. The Collateral Agent may purchase all or any part of the Collateral at public or, if permitted by Law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations.

(c) Each Grantor, at its cost and expense (including the cost and expense of any of the following referenced consents, approvals, etc.), will promptly execute and deliver or cause the execution and delivery of all applications, certificates, instruments, registration statements, and all other documents and papers the Collateral Agent may request in connection with the obtaining of any consent, approval, registration, qualification, permit, license, accreditation, or authorization of any other Official Body or other Person necessary or appropriate for the effective exercise of any rights hereunder or under the other Senior Secured Note Documents. Without limiting the generality of the foregoing, each Grantor agrees that in the event the Collateral Agent on behalf of itself and/or the Holders shall exercise its rights hereunder or pursuant to the other Senior Secured Note Documents, to sell, transfer, or otherwise dispose of, or vote, consent, operate, or take any other action in connection with any of the Collateral, each Grantor shall execute and deliver (or cause to be executed and delivered) all applications, certificates, assignments and other documents required to facilitate such actions and shall otherwise promptly, fully, and diligently cooperate with the Collateral Agent and any other Persons in making any application for the prior consent or approval of any Official Body or any other Person to the exercise by the Collateral Agent on behalf of itself and/or the Holders or any such rights relating to all or any of the Collateral. Furthermore, because each Grantor agrees that the remedies at law, of the Collateral Agent on behalf of itself and/or the Holders, for failure of such Grantor to comply with this subsection (c) would be inadequate, and that any such failure would not be adequately compensable in damages, each Grantor agrees that this Subsection (c) may be specifically enforced.

(d) The Collateral Agent may request, without limiting the rights and remedies of the Collateral Agent on behalf of itself and the Holders otherwise provided hereunder and under the other Senior Secured Note Documents, that each Grantor do any of the following: (i) give the Collateral Agent on behalf of itself and the Holders specific assignments of the accounts receivable of the Grantors after such accounts receivable come into existence, and schedules of such accounts receivable, the form and content of such assignment and schedules to be reasonably satisfactory to Collateral Agent, and (ii) in order to better secure the Collateral Agent on behalf of itself and the Holders, to the extent permitted by Law, enter into such lockbox agreements and establish such lockbox accounts as the Collateral Agent may require, all at the sole expense of the Grantors and shall direct all payments from all payors due to each Grantor, to such lockbox accounts.

14. The Lien on and security interest in the Collateral granted to and created in favor of the Collateral Agent by this Agreement shall be for the benefit of Secured Parties. Each of the rights, privileges, and remedies provided to the Collateral Agent hereunder or otherwise by Law with respect to the Collateral shall be exercised by the Collateral Agent only for its own benefit and the benefit of the Secured Parties, and any of the Collateral or Proceeds thereof held or realized upon at any time by the Collateral Agent shall be applied as set forth in Section 6.10 of the Indenture. Each Grantor shall remain liable to the Collateral Agent and the Secured Parties for and shall pay to the Collateral Agent for the benefit of itself and the Secured Parties any deficiency which may remain after such sale or collection.

15. If the Collateral Agent repossesses or seeks to repossess any of the Collateral pursuant to the terms hereof because of the occurrence of an Event of Default, then to the extent it is commercially reasonable for the Collateral Agent to store any Collateral on any premises of any Grantor, such Grantor hereby agrees to lease to the Collateral Agent on a month-to-month tenancy for a period not to exceed ninety (90) days at the Collateral Agent’s election, at a rental rate equal to One Dollar ($1.00) per month (if such Grantor owns the premises), and at the current rental rate per month (if such Grantor leases the premises), the premises on which the Collateral is located; provided it is located on premises owned or leased by such Grantor.

16. Upon payment in full of the Secured Obligations and termination of the Indenture, this Agreement shall terminate and be of no further force and effect (except as to those rights and obligations that survive by the express terms of the Indenture), and the Collateral Agent shall thereupon promptly return to such Grantor such of the Collateral and such other documents delivered by the Grantor or obtained by the Collateral Agent hereunder as may then be in the Collateral Agent’s possession, subject to the rights of third parties. Until such time, however, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

17. No failure or delay on the part of the Collateral Agent in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Collateral Agent hereunder; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No waiver of a single Event of Default shall be deemed a waiver of a subsequent Event of Default. All waivers under this Agreement must be in writing. The rights and remedies of the Collateral Agent under this Agreement are cumulative and in addition to any rights or remedies which it may otherwise have, and the Collateral Agent may enforce any one or more remedies hereunder successively or concurrently at its option.

18. All notices, statements, requests and demands given to or made upon either party hereto in accordance with the provisions of this Agreement shall be given or made as provided in Section 14.02 of the Indenture.

19. Each Grantor agrees that as of the date hereof, all information contained on the Security Interest Data Summary attached hereto as Schedule A is accurate and complete and contains no material omission or misrepresentation. Each Grantor shall promptly notify the Collateral Agent of any changes in the information set forth thereon.

20. This Agreement shall be binding upon, and inure to the benefit of, the Collateral Agent, the Holders and their respective successors and assigns, and the Grantors and each of their respective successors and assigns, except that the Grantors may not assign or transfer their obligations hereunder or any interest herein.

21. This Agreement shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by, and construed in accordance with, the laws of said State excluding its rules relating to conflicts of law.

22. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

23. Each Grantor hereby irrevocably submits to the nonexclusive jurisdiction of any New York state or federal court sitting in New York County, in any action or proceeding arising out of or relating to this Agreement, and each Grantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. Each Grantor hereby waives to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding.

24. EXCEPT AS PROHIBITED BY LAW, EACH GRANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY A JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS OR TRANSACTIONS RELATING THERETO.

25. This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Each Grantor acknowledges and agrees that a telecopy transmission to the Collateral Agent of the signature pages hereof purporting to be signed on behalf of the Grantor shall constitute effective and binding execution and delivery hereof by such Grantor.

26. Pursuant to Section 4.12(b) and Section 12.04 of the Indenture, certain Subsidiaries (whether by acquisition or creation) of any Grantor are required to enter into this Agreement by executing and delivering in favor of the Collateral Agent a joinder to this Agreement in substantially the form of Annex 1. Upon the execution and delivery of Annex 1 by any such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

27. Intercreditor Agreement.

(a) Notwithstanding anything herein to the contrary, the representations, warranties and covenants made or given by each Grantor pursuant to this Agreement, the liens and security interests granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder, are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.

(b) Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, prior to the Discharge of ABL Priority Obligations (as defined in the Intercreditor Agreement), any obligation of Grantor hereunder with respect to the legending, delivery or control of any Collateral that constitutes ABL Priority Collateral (as defined in the Intercreditor Agreement), assignments or arranging for transferees of any Collateral that constitutes ABL Priority Collateral required or requested in connection with the perfection of Collateral Agent’s Liens, and with respect to any requirements to hold amounts paid with respect to ABL Priority Collateral in trust shall be deemed to be satisfied if Grantor legends, assigns, arranges for transferees, delivers, or provides control of such ABL Priority Collateral to the ABL Facility Collateral Agent (who shall possess or control such Collateral for the benefit of the Collateral Agent in accordance with the Intercreditor Agreement), or pays such amounts to the ABL Facility Collateral Agent to be held in trust, in each case, in accordance with the requirements of the corresponding provision of the applicable documents governing the ABL Obligations. Each Grantor shall not be required to take any action that conflicts with or is prohibited by any provision of the Intercreditor Agreement.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE 1 OF 3 TO SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the day and year first above set forth with the intention that this Agreement constitutes a sealed instrument.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Gregory S. Clarke
Name: Gregory S. Clarke
Title: Vice President

[SIGNATURE PAGE 2 OF 3 TO SECURITY AGREEMENT]

GRANTORS: ARMSTRONG AIR, LLC

By:	/s/ J. Richard Gist
Name: J. Richard Gist
Title: Authorized Person

ARMSTRONG COAL COMPANY, INC.

By:	/s/ J. Richard Gist
Name: J. Richard Gist
Title: Authorized Person

ARMSTRONG ENERGY, INC.

By:	/s/ J. Richard Gist
Name: J. Richard Gist
Title: Authorized Person

ARMSTRONG ENERGY HOLDINGS, INC.

By:	/s/ J. Richard Gist
Name: J. Richard Gist
Title: Authorized Person

WESTERN DIAMOND, LLC

By:	/s/ J. Richard Gist
Name: J. Richard Gist
Title: Authorized Person

[SIGNATURE PAGE 3 OF 3 TO SECURITY AGREEMENT]

WESTERN LAND COMPANY, LLC

By:	/s/ J. Richard Gist
Name: J. Richard Gist
Title: Authorized Person

ANNEX 1

TO

SECURITY AGREEMENT

Form of Joinder

Joinder No.              (this “Joinder”), dated as of             , to the Security Agreement, dated as of December 21, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each, individually, a “Grantor”) and Wells Fargo Bank, National Association, as trustee (in such capacity, together with its successors and assigns, the “Trustee”) and as collateral agent (in such capacity, together with its successors and assigns, the “Collateral Agent”).

WITNESSETH:

Armstrong Energy, Inc. (the “Issuer”), the other Grantors party from time to time thereto (the “Guarantors”), Wells Fargo Bank, National Association, as Trustee and Wells Fargo Bank, National Association as the Collateral Agent are parties to that certain Indenture, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”), pursuant to which the Issuer has issued $200,000,000 of its 11.75% senior secured notes due 2019 (the “Initial Notes”) and may issue additional notes from time to time in accordance with the Indenture (the “Additional Notes” and, together with the Initial Notes, the “Notes”); and

Initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or, if not defined therein, in the Indenture; and

Grantors have entered into the Security Agreement in order to induce the Holders of the Notes to make certain financial accommodations to Issuer; and

Pursuant to the Indenture and Section 21 of the Security Agreement, certain Subsidiaries of the Issuer, must execute and deliver certain Note Collateral Documents (as defined in the Intercreditor Agreement), including the Security Agreement, and the Joinder to the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Joinder in favor of Collateral Agent, for the benefit of the Secured Creditors; and

Each New Grantor (a) is [an Affiliate] [a Subsidiary] of Issuer and, as such, will benefit by virtue of the financial accommodations extended to Issuer by the Secured Creditors and (b) by becoming a Grantor will benefit from certain rights granted to the Grantors pursuant to the terms of the Note Documents;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1. In accordance with Section 21 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, each New Grantor does hereby unconditionally grant, assign, and pledge to Collateral Agent, for the benefit of the Secured Creditors, to secure the Secured Obligations, a continuing security interest in and to all of such New Grantor’s right, title and interest in and to the Collateral. Schedule A, “Location”, Schedule B, “Other Names”, Schedule C, “Intellectual Property Rights”, Schedule D, “Real Estate Legal Descriptions”, Schedule E, “Investment Property and Deposits”, Schedule F, “Commercial Tort Claims” and Schedule G, “Leased Equipment”, attached hereto supplement Schedule A, Schedule B, Schedule C, Schedule D, Schedule E, Schedule F, and Schedule G, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference. Each New Grantor authorizes Collateral Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance. Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by the Collateral Agent in any jurisdiction in connection with the Note Documents.

2. Each New Grantor represents and warrants to Collateral Agent and the Secured Creditors that this Joinder has been duly executed and delivered by such New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3. This Joinder is a Note Document. This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

4. The Security Agreement, as supplemented hereby, shall remain in full force and effect.

5. This Agreement, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of New York. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

6. Each Guarantor hereby submits to the nonexclusive jurisdiction of any U.S. Federal or New York State court sitting in New York, New York for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Grantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. EACH GRANTOR AND THE COLLATERAL AGENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Security Agreement to be executed and delivered as of the day and year first above written.

NEW GRANTORS:	[NAME OF NEW GRANTOR]

By:
Name: Title:

[NAME OF NEW GRANTOR]

By:
Name: Title:

COLLATERAL AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION as Collateral Agent

By:
Name: Title:

TRUSTEE:	WELLS FARGO BANK, NATIONAL ASSOCIATION as Trustee

By:
Name: Title:

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1. The chief executive office of Armstrong Air, LLC (the “Grantor”) is located at:

7733 Forsyth Boulevard

Suite 1625

St. Louis, MO 63105

2. The Grantor’s true and full name is as follows: Armstrong Air, LLC. The Grantor uses no trade names or fictitious names.

3. The Grantor’s form of organization is as follows: Limited Liability Company

4. The Grantor’s state of organization is as follows: Delaware

5. The Grantor’s EIN # is as follows: 45-3022017

6. The Grantor’s organization ID # (if any exists) is as follows: 5017358

7. All of the Grantor’s personal property which has not been delivered to the Collateral Agent pursuant to the terms of this Agreement or the Indenture is now, and will be at all future times, located at the Grantor’s chief executive office as described in Paragraph 1 above, except as specified below:

Property that is known as the 2005 Cessna Citation XLS, serial number 560-5596, to be located at a designated hanger within the Spirit of St. Louis Airport, Chesterfield, Missouri.

8. All of the Grantor’s books and records, including those relating to accounts payable and accounts receivable, are kept at the Grantor’s chief executive office as described in Paragraph 1 above, except as specified below: N/A

9. All of the Grantor’s real property is located in the following counties: N/A

Security Interest Data Summary

1. The chief executive office of Armstrong Coal Company, Inc. (the “Grantor”) is located at:

7733 Forsyth Boulevard

Suite 1625

St. Louis, MO 63105

2. The Grantor’s true and full name is as follows: Armstrong Coal Company, Inc.. The Grantor uses the trade name: Armstrong Coal, ACC.

3. The Grantor’s form of organization is as follows: Corporation

4. The Grantor’s state of organization is as follows: Delaware

5. The Grantor’s EIN # is as follows: 20-5940349

6. The Grantor’s organization ID # (if any exists) is as follows: 4254343

7. All of the Grantor’s personal property which has not been delivered to the Collateral Agent pursuant to the terms of this Agreement or the Indenture is now, and will be at all future times, located at the Grantor’s chief executive office as described in Paragraph 1 above, except as specified below:

Property that is located at the mining operations in Muhlenberg County, Ohio County, Union County and/or Webster County, Kentucky, or at the mine office located at 407 Brown Road, Madisonville, Kentucky 42431.

8. All of the Grantor’s books and records, including those relating to accounts payable and accounts receivable, are kept at the Grantor’s chief executive office as described in Paragraph 1 above, except as specified below:

Books and records that are located at the mine office located at 407 Brown Road, Madisonville, Kentucky 42431.

9. All of the Grantor’s real property is located in the following counties:

Muhlenberg County, Kentucky

Ohio County, Kentucky

Union County, Kentucky

Webster County, Kentucky

Security Interest Data Summary

1. The chief executive office of Armstrong Energy, Inc. (the “Grantor”) is located at:

7733 Forsyth Boulevard

Suite 1625

St. Louis, MO 63105

2. The Grantor’s true and full name is as follows: Armstrong Energy, Inc.. The Grantor uses the trade name: Armstrong Energy, AE.

3. The Grantor’s form of organization is as follows: Corporation

4. The Grantor’s state of organization is as follows: Delaware

5. The Grantor’s EIN # is as follows: 35-2424058

6. The Grantor’s organization ID # (if any exists) is as follows: 4222070

7. All of the Grantor’s personal property which has not been delivered to the Collateral Agent pursuant to the terms of this Agreement or the Indenture is now, and will be at all future times, located at the Grantor’s chief executive office as described in Paragraph 1 above, except as specified below:

Property that is located at the mining operations in Muhlenberg County, Ohio County, Union County and/or Webster County, Kentucky, or at the mine office located at 407 Brown Road, Madisonville, Kentucky 42431.

8. All of the Grantor’s books and records, including those relating to accounts payable and accounts receivable, are kept at the Grantor’s chief executive office as described in Paragraph 1 above, except as specified below:

Books and records that are located at the mine office located at 407 Brown Road, Madisonville, Kentucky 42431.

9. All of the Grantor’s real property is located in the following counties: N/A

Security Interest Data Summary

1. The chief executive office of Armstrong Energy Holdings, Inc. (the “Grantor”) is located at:

7733 Forsyth Boulevard

Suite 1625

St. Louis, MO 63105

2. The Grantor’s true and full name is as follows: Armstrong Energy Holdings, Inc.. The Grantor uses no trade names or fictitious names.

3. The Grantor’s form of organization is as follows: Corporation

4. The Grantor’s state of organization is as follows: Delaware

5. The Grantor’s EIN # is as follows: 20-8015664

6. The Grantor’s organization ID # (if any exists) is as follows: 4259165

7. All of the Grantor’s personal property which has not been delivered to the Collateral Agent pursuant to the terms of this Agreement or the Indenture is now, and will be at all future times, located at the Grantor’s chief executive office as described in Paragraph 1 above, except as specified below:

Property that is located at the mining operations in Muhlenberg County, Ohio County, Union County and/or Webster County, Kentucky, or at the mine office located at 407 Brown Road, Madisonville, Kentucky 42431.

8. All of the Grantor’s books and records, including those relating to accounts payable and accounts receivable, are kept at the Grantor’s chief executive office as described in Paragraph 1 above, except as specified below:

Books and records that are located at the mine office located at 407 Brown Road, Madisonville, Kentucky 42431.

9. All of the Grantor’s real property is located in the following counties: N/A

Security Interest Data Summary

1. The chief executive office of Western Diamond LLC (the “Grantor”) is located at:

7733 Forsyth Boulevard

Suite 1625

St. Louis, MO 63105

2. The Grantor’s true and full name is as follows: Western Diamond LLC. The Grantor uses no trade names or fictitious names.

3. The Grantor’s form of organization is as follows: Limited Liability Company

4. The Grantor’s state of organization is as follows: Nevada

5. The Grantor’s EIN # is as follows: 20-8029821

6. The Grantor’s organization ID # (if any exists) is as follows: E05802920064

7. All of the Grantor’s personal property which has not been delivered to the Collateral Agent pursuant to the terms of this Agreement or the Indenture is now, and will be at all future times, located at the Grantor’s chief executive office as described in Paragraph 1 above, except as specified below:

Property that is located at the mining operations in Muhlenberg County, Ohio County, Union County and/or Webster County, Kentucky, or at the mine office located at 407 Brown Road, Madisonville, Kentucky 42431.

8. All of the Grantor’s books and records, including those relating to accounts payable and accounts receivable, are kept at the Grantor’s chief executive office as described in Paragraph 1 above, except as specified below:

Books and records that are located at the mine office located at 407 Brown Road, Madisonville, Kentucky 42431.

9. All of the Grantor’s real property is located in the following counties:

Muhlenberg County, Kentucky

Ohio County, Kentucky

Security Interest Data Summary

1. The chief executive office of Western Land Company, LLC (the “Grantor”) is located at:

7733 Forsyth Boulevard

Suite 1625

St. Louis, MO 63105

2. The Grantor’s true and full name is as follows: Western Land Company, LLC. The Grantor uses no trade names or fictitious names.

3. The Grantor’s form of organization is as follows: Limited Liability Company

4. The Grantor’s state of organization is as follows: Kentucky

5. The Grantor’s EIN # is as follows: 20-5579356

6. The Grantor’s organization ID # (if any exists) is as follows: 0648177

7. All of the Grantor’s personal property which has not been delivered to the Collateral Agent pursuant to the terms of this Agreement or the Indenture is now, and will be at all future times, located at the Grantor’s chief executive office as described in Paragraph 1 above, except as specified below:

Property that is located at the mining operations in Muhlenberg County, Ohio County, Union County and/or Webster County, Kentucky, or at the mine office located at 407 Brown Road, Madisonville, Kentucky 42431.

8. All of the Grantor’s books and records, including those relating to accounts payable and accounts receivable, are kept at the Grantor’s chief executive office as described in Paragraph 1 above, except as specified below:

Books and records that are located at the mine office located at 407 Brown Road, Madisonville, Kentucky 42431.

9. All of the Grantor’s real property is located in the following counties:

Muhlenberg County, Kentucky

Ohio County, Kentucky

SCHEDULE B

TO

SECURITY AGREEMENT

Commercial Tort Claims

Armstrong Coal Co., Inc. & Armstrong Fabricators, Inc. v. Reuben Shemwell (Case No. 12-CI-00397). Claim for wrongful use of civil proceedings against Reuben Shemwell for filing false claims with MSHA.